First Quarter 2025 Earnings Conference Call FTI Consulting, Inc. April 24, 2025 Exhibit 99.1

Cautionary Note About Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve uncertainties and risks. Forward-looking statements include statements concerning our plans, initiatives, projections, prospects, policies, processes and practices, objectives, goals, commitments, strategies, future events, future revenues, future results and performance, future capital allocations and expenditures, expectations, plans or intentions relating to acquisitions, share repurchases and other matters, business trends, new, or changes to, laws and regulations, including U.S. and foreign tax laws, scientific or technological developments, including relating to new and emerging technologies, such as artificial intelligence and machine learning and other information that is not historical. Forward-looking statements often contain words such as "estimates," "expects," "anticipates," "projects," "plans," "intends," "believes," "commits," "aspires," "forecasts," "future," "goal," "seeks" and variations of such words or similar expressions. All forward-looking statements, including, without limitation, management’s financial guidance and examination of operating trends, are based upon our historical performance and our current plans, estimates, intentions and expectations at the time we make them, and various assumptions. Our actual financial results, performance or achievements and outcomes could differ materially from those expressed in, or implied by, any forward-looking statements. Further, unaudited quarterly results are subject to normal year-end adjustments. The Company has experienced fluctuating revenues, operating income and cash flows in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer; the mix of the geographic locations where our clients are located or where services are performed; fluctuations in the price per share of our common stock; adverse financial, real estate or other market and general economic conditions; the impact of public health crises and related events that are beyond our control, which could affect our segments, practices and the geographic regions in which we conduct business differently and adversely; and other future events, which could impact each of our segments, practices and the geographic regions in which we conduct business differently and could be outside of our control; the pace and timing of the consummation and integration of future acquisitions; the Company’s ability to realize cost savings and efficiencies; competitive and general economic conditions; retention of staff and clients; new laws and regulations or changes thereto; and other risks described under the heading "Item 1A, Risk Factors" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 20, 2025 and in the Company’s other filings with the SEC. We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so.

First Quarter 2025: Financial Review (1)See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the reconciliations and definitions of Adjusted Earnings per Diluted Share and Adjusted EBITDA, which are non-GAAP financial measures, to the most directly comparable GAAP financial measures, and for the definition of Adjusted EBITDA Margin, which is a non-GAAP financial measure.   Consolidated Results Q1 2025 Q4 2024 % Variance Q1 2024 % Variance Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Translation for Q1 2025 vs. Q1 2024 Revenues $898,282 $894,924 0.4% $928,553 -3.3% -2.5% Net income $61,824 $49,710 24.4% $79,965 -22.7% Earnings per Diluted Share $1.74 $1.38 26.1% $2.23 -22.0% Adjusted Earnings per Diluted Share (1) $2.29 $1.56 46.8% $2.23 2.7% Adjusted EBITDA (1) $115,164 $73,743 56.2% $111,073 3.7% Adjusted EBITDA Margin (1) 12.8% 8.2% — 12.0% — All numbers in $000s, except for per share data and percentages Consolidated Results

First Quarter 2025: Financial Review

Segment Results

All numbers in $000s, except for per share data and percentages

Segment Results	Q1 2025	Q4 2024	% Variance	Q1 2024	% Variance	Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Translation for Q1 2025 vs. Q1 2024
Corporate Finance & Restructuring						
Revenues	$ 343,645	$ 335,713	*2.4%*	$ 366,010	*-6.1%*	*-5.3%*
Segment Operating Income	$ 40,950	$ 36,096	*13.4%*	$ 71,919	*-43.1%*	
Adjusted Segment EBITDA [1]	$ 55,947	$ 44,745	*25.0%*	$ 75,225	*-25.6%*	
Adjusted Segment EBITDA Margin [1]	*16.3%*	*13.3%*	—	*20.6%*	—	
Forensic and Litigation Consulting						
Revenues	$ 190,602	$ 175,863	*8.4%*	$ 176,074	*8.3%*	*8.9%*
Segment Operating Income	$ 30,106	$ 14,305	*110.5%*	$ 31,967	*-5.8%*	
Adjusted Segment EBITDA [1]	$ 37,523	$ 18,023	*108.2%*	$ 33,709	*11.3%*	
Adjusted Segment EBITDA Margin [1]	*19.7%*	*10.2%*	—	*19.1%*	—	
Economic Consulting						
Revenues	$ 179,861	$ 206,103	*-12.7%*	$ 204,548	*-12.1%*	*-11.4%*
Segment Operating Income	$ 12,089	$ 14,393	*-16.0%*	$ 12,865	*-6.0%*	
Adjusted Segment EBITDA [1]	$ 14,431	$ 15,808	*-8.7%*	$ 14,150	*2.0%*	
Adjusted Segment EBITDA Margin [1]	*8.0%*	*7.7%*	—	*6.9%*	—	
Technology						
Revenues	$ 97,156	$ 90,645	*7.2%*	$ 100,713	*-3.5%*	*-2.7%*
Segment Operating Income	$ 6,594	$ 1,275	*417.2%*	$ 10,939	*-39.7%*	
Adjusted Segment EBITDA [1]	$ 11,592	$ 6,565	*76.6%*	$ 14,581	*-20.5%*	
Adjusted Segment EBITDA Margin [1]	*11.9%*	*7.2%*	—	*14.5%*	—	
Strategic Communications						
Revenues	$ 87,018	$ 86,600	*0.5%*	$ 81,208	*7.2%*	*8.2%*
Segment Operating Income	$ 8,725	$ 12,534	*-30.4%*	$ 11,474	*-24.0%*	
Adjusted Segment EBITDA [1]	$ 12,903	$ 13,808	*-6.6%*	$ 12,426	*3.8%*	
Adjusted Segment EBITDA Margin [1]	*14.8%*	*15.9%*	—	*15.3%*	—	

(1) See "Financial Tables" and "End Notes: FTI Consulting Non-GAAP Financial Measures" for the reconciliations and definitions of Adjusted Segment EBITDA, which is a non-GAAP financial measures, to the most directly comparable GAAP financial measures, and for the definition of Adjusted EBITDA Margin, which is a non-GAAP financial measure.

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Cash Position and Capital Allocation Snapshot As of March 31, 2025, December 31, 2024 and March 31, 2024 (1)DSO is a performance measure used to assess how quickly revenues are collected by the Company. We calculate DSO at the end of each reporting period by dividing net accounts receivable reduced by billings in excess of services provided, by revenues for the quarter, adjusted for changes in foreign exchange rates. We multiply the result by the number of days in the quarter. (2)See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the reconciliation and definition of Free Cash Flow, which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure. All numbers in $000s, except for DSO  As of March 31, 2025 As of December 31, 2024 As of March 31, 2024 Cash and cash equivalents $151,121 $660,493 $243,960 Accounts receivable, net $1,096,020 $1,020,174 $1,157,465 Days Sales Outstanding ("DSO") (1) 100 97 105 Net cash provided by (used in) operating activities $(465,210) $315,315 $(274,818) Purchases of property and equipment $(17,803) $(13,152) $(4,641) Purchase and retirement of common stock $(182,641) $(10,217) $— Total Debt $160,000 $— $205,000 Free Cash Flow (2) $(483,013) $302,163 $(279,459)

Three Months Ended March 31, 2025, December 31, 2024 and March 31, 2024 Reconciliations of Net Income to Adjusted Net Income and Earnings per Diluted Share to Adjusted Earnings per Diluted Share (1)See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definitions of Adjusted Net Income and Adjusted Earnings per Diluted Share, which are non-GAAP financial measures. All numbers in $000s, except for per share data Three Months Ended March 31, 2025 Three Months Ended December 31, 2024 Three Months Ended March 31, 2024 Net income $61,824 $49,710 $79,965 Special charges 25,295 8,230 — Tax impact of special charges (5,799) (1,857) — Adjusted Net Income (1) $81,320 $56,083 $79,965       Earnings per Diluted Share $1.74 $1.38 $2.23 Special charges 0.71 0.23 — Tax impact of special charges (0.16) (0.05) — Adjusted Earnings per Diluted Share (1) $2.29 $1.56 $2.23 Weighted average number of common shares outstanding — diluted 35,500 35,855 35,787

Reconciliations of Net Income and Operating Income to Adjusted Segment EBITDA and Adjusted EBITDA

Three Months Ended March 31, 2025 and December 31, 2024

All numbers in $000s

Three Months Ended March 31, 2025	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$ 61,824**
Interest income and other							(2,842)
Interest expense							968
Income tax provision							18,757
Operating income	**$ 40,950**	**$ 30,106**	**$ 12,089**	**$ 6,594**	**$ 8,725**	**$ (19,757)**	**$ 78,707**
Depreciation of property and equipment	2,582	1,713	1,359	3,070	841	580	10,145
Amortization of intangible assets	719	229	—	—	69	—	1,017
Special charges	11,696	5,475	983	1,928	3,268	1,945	25,295
Adjusted EBITDA [1]	**$ 55,947**	**$ 37,523**	**$ 14,431**	**$ 11,592**	**$ 12,903**	**$ (17,232)**	**$ 115,164**

Three Months Ended December 31, 2024	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$ 49,710**
Interest income and other							(7,779)
Interest expense							716
Income tax provision							10,098
Operating income	**$ 36,096**	**$ 14,305**	**$ 14,393**	**$ 1,275**	**$ 12,534**	**$ (25,858)**	**$ 52,745**
Depreciation of property and equipment	2,587	1,704	1,407	4,623	910	503	11,734
Amortization of intangible assets	736	229	—	—	69	—	1,034
Special charges	5,326	1,785	8	667	295	149	8,230
Adjusted EBITDA [1]	**$ 44,745**	**$ 18,023**	**$ 15,808**	**$ 6,565**	**$ 13,808**	**$ (25,206)**	**$ 73,743**

[1] See "End Notes: FTI Consulting Non-GAAP Financial Measures" for the definitions of Adjusted Segment EBITDA and Adjusted EBITDA, which are a non-GAAP financial measures.

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Three Months Ended March 31, 2024 Reconciliations of Net Income and Operating Income to Adjusted Segment EBITDA and Adjusted EBITDA All numbers in $000s Three Months Ended March 31, 2024   Corporate Finance & Restructuring Forensic and Litigation Consulting Economic Consulting Technology Strategic Communications Unallocated Corporate Total Net income $79,965 Interest income and other (1,581) Interest expense 1,719 Income tax provision 19,530 Operating income $71,919 $31,967 $12,865 $10,939 $11,474 $(39,531) $99,633 Depreciation of property and equipment 2,473 1,629 1,285 3,642 882 513 10,424 Amortization of intangible assets 833 113 — — 70 — 1,016 Adjusted EBITDA (1) $75,225 $33,709 $14,150 $14,581 $12,426 $(39,018) $111,073 (1)See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definitions of Adjusted Segment EBITDA and Adjusted EBITDA, which are a non-GAAP financial measures.

Three Months Ended March 31, 2025, December 31, 2024 and March 31, 2024 Reconciliations of Net Cash Provided by (Used in) Operating Activities to Free Cash Flow (1)See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Free Cash Flow, which is a non-GAAP financial measure. All numbers in $000s Three Months Ended March 31, 2025 Three Months Ended December 31, 2024 Three Months Ended March 31, 2024 Net cash provided by (used in) operating activities $(465,210) $315,315 $(274,818) Purchases of property and equipment (17,803) (13,152) (4,641) Free Cash Flow (1) $(483,013) $302,163 $(279,459)

End Notes: FTI Consulting Non-GAAP Financial Measures In this presentation, we sometimes use information derived from consolidated and segment financial information that may not be presented in our financial statements or prepared in accordance with generally accepted accounting principles in the United States ("GAAP"). Certain of these measures are considered “non-GAAP financial measures” under the Securities and Exchange Commission ("SEC") rules. Specifically, we have referred to the following non-GAAP financial measures in this presentation: Adjusted Segment EBITDA Adjusted EBITDA Adjusted EBITDA Margin Adjusted Net Income Adjusted Earnings per Diluted Share Free Cash Flow We have included the definition of Segment Operating Income, which is a GAAP financial measure, below in order to more fully define the components of certain non-GAAP financial measures in this presentation. We define Segment Operating Income as a segment’s share of consolidated operating income. We use Segment Operating Income for the purpose of calculating Adjusted Segment EBITDA, which is a non-GAAP financial measure. We define Adjusted Segment EBITDA as Segment Operating Income before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We use Adjusted Segment EBITDA as a basis to internally evaluate the financial performance of our segments because we believe it reflects core operating performance and provides an indicator of the segment’s ability to generate cash. We define Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, gain or loss on sale of a business and losses on early extinguishment of debt. We define Adjusted EBITDA Margin, which is a non-GAAP financial measure, as Adjusted EBITDA as a percentage of total revenues. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that these non-GAAP financial measures, considered along with corresponding GAAP financial measures, provide management and investors with useful supplemental information. We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”), which are non-GAAP financial measures, as net income and earnings per diluted share (“EPS”), respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, the gain or loss on sale of a business and losses on early extinguishment of debt. We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with useful supplemental information on our business operating results, including underlying trends. We define Free Cash Flow, which is a non-GAAP financial measure, as net cash provided by operating activities less cash payments for purchases of property and equipment. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with useful supplemental information on the Company’s ability to generate cash for ongoing business operations and capital deployment. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Consolidated Statements of Comprehensive Income and Consolidated Statements of Cash Flows.

First Quarter 2025: Select Geographic Review Consolidated Revenues by Region Region Q1 2025 Q4 2024 % Variance Q1 2024 % Variance Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Translation for Q1 2025 vs. Q1 2024 North America $597,857 $587,942 1.7% $616,034 -3.0% -2.8% EMEA $245,482 $245,471 0.0% $252,179 -2.7% -1.1% Asia Pacific $45,516 $49,956 -8.9% $50,509 -9.9% -7.6% Latin America $9,427 $11,555 -18.4% $9,831 -4.1% 4.7% Percentage of Consolidated Revenues by Region Region Q1 2025 Q4 2024 Q1 2024 North America 66.6% 65.7% 66.3% EMEA 27.3% 27.4% 27.2% Asia Pacific 5.1% 5.6% 5.4% Latin America 1.0% 1.3% 1.1% All numbers in $000s, except for percentages

First Quarter 2025

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